AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	First Quarter		Percent
	2019	2018	Change
Operating Revenues
Service	$40,684	$33,646	20.9%
Equipment	4,143	4,392	(5.7)%
Total Operating Revenues	44,827	38,038	17.8%

Operating Expenses
Cost of revenues
Equipment	4,502	4,848	(7.1)%
Broadcast, programming and operations	7,652	5,166	48.1%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,585	7,932	8.2%
Selling, general and administrative	9,649	7,897	22.2%
Depreciation and amortization	7,206	5,994	20.2%
Total Operating Expenses	37,594	31,837	18.1%
Operating Income	7,233	6,201	16.6%
Interest Expense	2,141	1,771	20.9%
Equity in Net Income (Loss) of Affiliates	(7)	9	-%
Other Income (Expense) - Net	286	1,702	(83.2)%
Income Before Income Taxes	5,371	6,141	(12.5)%
Income Tax Expense	1,023	1,382	(26.0)%
Net Income	4,348	4,759	(8.6)%
Less: Net Income Attributable to Noncontrolling Interest	(252)	(97)	-%
Net Income Attributable to AT&T	$4,096	$4,662	(12.1)%

Basic Earnings Per Share Attributable to AT&T	$0.56	$0.75	(25.3)%
Weighted Average Common Shares Outstanding (000,000)	7,313	6,161	18.7%

Diluted Earnings Per Share Attributable to AT&T	$0.56	$0.75	(25.3)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,342	6,180	18.8%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Mar. 31,	Dec. 31,
	2019	2018
Assets
Current Assets
Cash and cash equivalents	$6,516	$5,204
Accounts receivable - net of allowances for doubtful accounts of $905 and $907	23,863	26,472
Prepaid expenses	1,518	2,047
Other current assets	14,575	17,704
Total current assets	46,472	51,427
Noncurrent Inventories and Theatrical Film and Television Production Costs	10,270	7,713
Property, Plant and Equipment – Net	132,051	131,473
Goodwill	146,434	146,370
Licenses – Net	97,001	96,144
Trademarks and Trade Names – Net	24,218	24,345
Distribution Networks – Net	16,623	17,069
Other Intangible Assets – Net	24,732	26,269
Investments in and Advances to Equity Affiliates	6,230	6,245
Operating Lease Right-of-Use Assets	20,235	-
Other Assets	24,118	24,809
Total Assets	$548,384	$531,864

Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$11,538	$10,255
Accounts payable and accrued liabilities	42,306	43,184
Advanced billings and customer deposits	5,956	5,948
Accrued taxes	1,130	1,179
Dividends payable	3,722	3,854
Total current liabilities	64,652	64,420
Long-Term Debt	163,942	166,250
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	59,207	57,859
Postemployment benefit obligation	19,664	19,218
Operating lease liabilities	18,253	-
Other noncurrent liabilities	27,715	30,233
Total deferred credits and other noncurrent liabilities	124,839	107,310
Stockholders’ Equity
Common stock	7,621	7,621
Additional paid-in capital	125,174	125,525
Retained earnings	59,424	58,753
Treasury stock	(11,452)	(12,059)
Accumulated other comprehensive income	4,345	4,249
Noncontrolling interest	9,839	9,795
Total stockholders’ equity	194,951	193,884
Total Liabilities and Stockholders' Equity	$548,384	$531,864

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	First Quarter
	2019	2018
Operating Activities
Net income	$4,348	$4,759
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,206	5,994
Amortization of film and television costs	2,497	-
Undistributed earnings from investments in equity affiliates	112	(2)
Provision for uncollectible accounts	592	438
Deferred income tax expense (benefit)	1,069	1,222
Net (gain) loss from investments, net of impairments	(175)	2
Actuarial (gain) loss on pension and postretirement benefits	432	(930)
Changes in operating assets and liabilities:
Accounts receivable	1,894	(439)
Other current assets, inventories and theatrical film and television production costs	(2,510)	614
Accounts payable and other accrued liabilities	(3,686)	(1,962)
Equipment installment receivables and related sales	652	505
Deferred customer contract acquisition and fulfillment costs	(375)	(826)
Retirement benefit funding	-	(140)
Other - net	(1,004)	(288)
Total adjustments	6,704	4,188
Net Cash Provided by Operating Activities	11,052	8,947

Investing Activities
Capital expenditures:
Purchase of property and equipment	(5,121)	(5,957)
Interest during construction	(61)	(161)
Acquisitions, net of cash acquired	(213)	(234)
Dispositions	10	56
(Purchases) sales of securities, net	(1)	(116)
Advances to and investments in equity affiliates, net	(15)	(1,007)
Cash collections of deferred purchase price	-	267
Net Cash Used in Investing Activities	(5,401)	(7,152)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(256)	-
Issuance of other short-term borrowings	296	-
Repayment of other short-term borrowings	(176)	-
Issuance of long-term debt	9,182	2,565
Repayment of long-term debt	(9,840)	(4,911)
Purchase of treasury stock	(189)	(145)
Issuance of treasury stock	167	11
Dividends paid	(3,714)	(3,070)
Other	109	2,048
Net Cash Used in Financing Activities	(4,421)	(3,502)
Net increase (decrease) in cash and cash equivalents and restricted cash	1,230	(1,707)
Cash and cash equivalents and restricted cash beginning of year	5,400	50,932
Cash and Cash Equivalents and Restricted Cash End of Period	$6,630	$49,225

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	First Quarter		Percent
	2019	2018	Change
Capital expenditures
Purchase of property and equipment	$5,121	$5,957	(14.0)%
Interest during construction	61	161	(62.1)%
Total Capital Expenditures	$5,182	$6,118	(15.3)%

Dividends Declared per Share	$0.51	$0.50	2.0%

End of Period Common Shares Outstanding (000,000)	7,297	6,148	18.7%
Debt Ratio	47.4%	52.6%	(520)	BP
Total Employees	262,290	249,240	5.2%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	First Quarter		Percent
	2019	2018	Change
Wireless Subscribers
Domestic	155,732	143,832	8.3%
Mexico	17,722	15,642	13.3%
Total Wireless Subscribers	173,454	159,474	8.8%

Video Connections
Domestic	23,891	25,394	(5.9)%
Latin America	13,584	13,573	0.1%
Total Video Connections	37,475	38,967	(3.8)%

Broadband Connections
IP	14,852	14,637	1.5%
DSL	885	1,138	(22.2)%
Total Broadband Connections	15,737	15,775	(0.2)%

Voice Connections
Network Access Lines	9,576	11,288	(15.2)%
U-verse VoIP Connections	4,935	5,585	(11.6)%
Total Retail Voice Connections	14,511	16,873	(14.0)%

	First Quarter		Percent
	2019	2018	Change
Wireless Net Additions
Domestic	2,727	2,630	3.7%
Mexico	93	543	(82.9)%
Total Wireless Net Additions	2,820	3,173	(11.1)%

Video Net Additions
Domestic	(626)	124	-%
Latin America	(32)	(15)	-%
Total Video Net Additions	(658)	109	-%

Broadband Net Additions
IP	100	150	(33.3)%
DSL	(64)	(94)	31.9%
Total Broadband Net Additions	36	56	(35.7)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom, video and broadband services to consumers located in the U.S. or in U.S. territories and businesses globally. The Communications segment contains three reporting units: Mobility, Entertainment Group, and Business Wireline.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Segment Operating Revenues
Mobility	$17,567	$17,355	1.2%
Entertainment Group	11,328	11,431	(0.9)%
Business Wireline	6,498	6,747	(3.7)%
Total Segment Operating Revenues	35,393	35,533	(0.4)%

Segment Operating Contribution
Mobility	5,351	5,158	3.7%
Entertainment Group	1,478	1,309	12.9%
Business Wireline	1,223	1,560	(21.6)%
Total Segment Operating Contribution	$8,052	$8,027	0.3%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Operating Revenues
Service	$13,792	$13,403	2.9%
Equipment	3,775	3,952	(4.5)%
Total Operating Revenues	17,567	17,355	1.2%

Operating Expenses
Operations and support	10,181	10,102	0.8%
Depreciation and amortization	2,035	2,095	(2.9)%
Total Operating Expenses	12,216	12,197	0.2%
Operating Income	5,351	5,158	3.7%
Equity in Net Income (Loss) of Affiliates	-	-	-%
Operating Contribution	$5,351	$5,158	3.7%

Operating Income Margin	30.5%	29.7%	80	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	First Quarter		Percent
	2019	2018	Change
Mobility Subscribers
Postpaid	76,550	77,431	(1.1)%
Prepaid	17,180	15,671	9.6%
Reseller	7,574	9,002	(15.9)%
Connected Devices	54,428	41,728	30.4%
Total Mobility Subscribers	155,732	143,832	8.3%

	First Quarter		Percent
	2019	2018	Change
Mobility Net Additions
Postpaid	(204)	49	-%
Prepaid	96	241	(60.2)%
Reseller	(253)	(388)	34.8%
Connected Devices	3,088	2,728	13.2%
Total Mobility Net Additions	2,727	2,630	3.7%

Postpaid Churn	1.17%	1.06%	11	BP
Postpaid Phone-Only Churn	0.93%	0.84%	9	BP

Entertainment Group

Entertainment Group provides video, including over-the-top (OTT) services, broadband and voice communication services primarily to residential customers. This business unit also sells advertising on video distribution platforms.

Entertainment Group Results
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Operating Revenues
Video entertainment	$8,074	$8,225	(1.8)%
High-speed internet	2,070	1,878	10.2%
Legacy voice and data services	683	806	(15.3)%
Other service and equipment	501	522	(4.0)%
Total Operating Revenues	11,328	11,431	(0.9)%

Operating Expenses
Operations and support	8,527	8,811	(3.2)%
Depreciation and amortization	1,323	1,310	1.0%
Total Operating Expenses	9,850	10,121	(2.7)%
Operating Income	1,478	1,310	12.8%
Equity in Net Income (Loss) of Affiliates	-	(1)	-%
Operating Contribution	$1,478	$1,309	12.9%

Operating Income Margin	13.0%	11.5%	150	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	First Quarter		Percent
	2019	2018	Change
Video Connections[1]
Premium TV	22,359	23,902	(6.5)%
DIRECTV NOW	1,508	1,467	2.8%
Total Video Connections	23,867	25,369	(5.9)%

Broadband Connections[1]
IP	13,822	13,616	1.5%
DSL	632	816	(22.5)%
Total Broadband Connections	14,454	14,432	0.2%

Voice Connections
Retail Consumer Switched Access Lines	3,787	4,535	(16.5)%
U-verse Consumer VoIP Connections	4,393	5,105	(13.9)%
Total Retail Consumer Voice Connections	8,180	9,640	(15.1)%

	First Quarter		Percent
	2019	2018	Change
Video Net Additions[1,2]
Premium TV	(544)	(187)	-%
DIRECTV NOW	(83)	312	-%
Total Video Net Additions	(627)	125	-%

Broadband Net Additions[1]
IP	93	154	(39.6)%
DSL	(48)	(72)	33.3%
Total Broadband Net Additions	45	82	(45.1)%

[1]	2019 includes the impact of conforming our subscriber disconnection policy with that of our wireless business and industry practice (to billing cycle basis), resulting in 117 additional video and 38 additional broadband subscribers at March 31, 2019.
[2]	Includes the impact of customers that migrated to DIRECTV NOW.

Business Wireline

Business Wireline unit provides advanced IP-based services, as well as traditional data services to business customers. Revenues have been recast to conform to the current period's presentation.

Business Wireline Results
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Operating Revenues
Strategic and managed services	$3,792	$3,595	5.5%
Legacy voice and data services	2,404	2,865	(16.1)%
Other service and equipment	302	287	5.2%
Total Operating Revenues	6,498	6,747	(3.7)%

Operating Expenses
Operations and support	4,040	4,016	0.6%
Depreciation and amortization	1,235	1,170	5.6%
Total Operating Expenses	5,275	5,186	1.7%
Operating Income	1,223	1,561	(21.7)%
Equity in Net Income (Loss) of Affiliates	-	(1)	-%
Operating Contribution	$1,223	$1,560	(21.6)%

Operating Income Margin	18.8%	23.1%	(430)	BP

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers. Revenues have been recast to conform to the current period's presentation.

Business Solutions Results
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Operating Revenues
Wireless service	$1,913	$1,791	6.8%
Strategic and managed services	3,792	3,595	5.5%
Legacy voice and data services	2,404	2,865	(16.1)%
Other service and equipment	302	287	5.2%
Wireless equipment	596	578	3.1%
Total Operating Revenues	9,007	9,116	(1.2)%

Operating Expenses
Operations and support	5,640	5,594	0.8%
Depreciation and amortization	1,541	1,458	5.7%
Total Operating Expenses	7,181	7,052	1.8%
Operating Income	1,826	2,064	(11.5)%
Equity in Net Income (Loss) of Affiliates	-	(1)	-%
Operating Contribution	$1,826	$2,063	(11.5)%

Operating Income Margin	20.3%	22.6%	(230)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. Results from Turner, Home Box Office and Warner Bros. businesses are combined with AT&T's Regional Sports Network (RSN) and Otter Media Holdings in the WarnerMedia segment.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Operating Revenues
Subscription	$3,369	$98	-%
Advertising	1,279	14	-%
Content and other	3,731	-	-%
Total Operating Revenues	8,379	112	-%

Operating Expenses
Operations and support	5,993	82	-%
Depreciation and amortization	143	1	-%
Total Operating Expenses	6,136	83	-%
Operating Income	2,243	29	-%
Equity in Net Income (Loss) of Affiliates	67	10	-%
Operating Contribution	$2,310	$39	-%

Operating Income Margin	26.8%	25.9%	90	BP

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Segment Operating Revenues
Vrio	$1,067	$1,354	(21.2)%
Mexico	651	671	(3.0)%
Total Segment Operating Revenues	1,718	2,025	(15.2)%

Segment Operating Contribution
Vrio	32	148	(78.4)%
Mexico	(205)	(259)	20.8%
Total Segment Operating Contribution	$(173)	$(111)	(55.9)%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Operating Revenues	$1,067	$1,354	(21.2)%

Operating Expenses
Operations and support	866	1,001	(13.5)%
Depreciation and amortization	169	205	(17.6)%
Total Operating Expenses	1,035	1,206	(14.2)%
Operating Income	32	148	(78.4)%
Equity in Net Income of Affiliates	-	-	-%
Operating Contribution	$32	$148	(78.4)%

Operating Income Margin	3.0%	10.9%	(790)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	First Quarter		Percent
	2019	2018	Change
Vrio Video Subscribers[1]	13,584	13,573	0.1%

	First Quarter		Percent
	2019	2018	Change
Vrio Video Net Subscriber Additions	(32)	(15)	-%

[1]	2019 excludes the impact of 222 subscriber disconnections resulting from conforming our video credit policy across the region, which is reflected in beginning of period subscribers.

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Operating Revenues
Wireless service	$442	$404	9.4%
Wireless equipment	209	267	(21.7)%
Total Operating Revenues	651	671	(3.0)%

Operating Expenses
Operations and support	725	803	(9.7)%
Depreciation and amortization	131	127	3.1%
Total Operating Expenses	856	930	(8.0)%
Operating Income (Loss)	(205)	(259)	20.8%
Equity in Net Income of Affiliates	-	-	-%
Operating Contribution	$(205)	$(259)	20.8%

Operating Income Margin	(31.5)%	(38.6)%	710	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	First Quarter		Percent
	2019	2018	Change
Mexico Wireless Subscribers[1]
Postpaid	5,642	5,607	0.6%
Prepaid	11,779	9,857	19.5%
Reseller	301	178	69.1%
Total Mexico Wireless Subscribers	17,722	15,642	13.3%

	First Quarter		Percent
	2019	2018	Change
Mexico Wireless Net Additions
Postpaid	(69)	109	-%
Prepaid	114	459	(75.2)%
Reseller	48	(25)	-%
Total Mexico Wireless Net Subscriber Additions	93	543	(82.9)%

[1]	2019 excludes the impact of 692 subscriber disconnections resulting from the churn of customers related to sales by certain third-party distributors and the sunset of 2G services in Mexico, which are reflected in beginning of period subscribers.

XANDR SEGMENT

The Xandr segment provides advertising services. These services utilize data insights to develop higher value targeted advertising. Certain revenues in this segment are also reported by the Communications segment and are eliminated upon consolidation.

Segment Operating Results
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Segment Operating Revenues	$426	$337	26.4%

Segment Operating Expenses
Operations and support	160	50	-%
Depreciation and amortization	13	1	-%
Total Segment Operating Expenses	173	51	-%
Operating Income	253	286	(11.5)%
Equity in Net Income of Affiliates	-	-	-%
Segment Operating Contribution	$253	$286	(11.5)%

Segment Operating Income Margin	59.4%	84.9%	(2,550)	BP

Supplemental AT&T Advertising Revenues

As a supplemental presentation to our Xandr segment operating results, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets and represents a significant strategic initiative and growth opportunity for AT&T.

Advertising Revenues
Dollars in millions
Unaudited	First Quarter		Percent
	2019	2018	Change
Operating Revenues
WarnerMedia	$1,279	$14	-%
Communications	417	375	11.2%
Xandr	426	337	26.4%
Eliminations	(350)	(334)	(4.8)%
Total Advertising Revenues	$1,772	$392	-%

SUPPLEMENTAL SEGMENT RECONCILIATION

First Quarter
Dollars in millions
Unaudited
March 31, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,567	$10,181	$7,386	$2,035	$5,351	$-	$5,351
Entertainment Group	11,328	8,527	2,801	1,323	1,478	-	1,478
Business Wireline	6,498	4,040	2,458	1,235	1,223	-	1,223
Total Communications	35,393	22,748	12,645	4,593	8,052	-	8,052
WarnerMedia	8,379	5,993	2,386	143	2,243	67	2,310
Latin America
Vrio	1,067	866	201	169	32	-	32
Mexico	651	725	(74)	131	(205)	-	(205)
Total Latin America	1,718	1,591	127	300	(173)	-	(173)
Xandr	426	160	266	13	253	-	253
Segment Total	45,916	30,492	15,424	5,049	10,375	$67	$10,442
Corporate and Other
Corporate	209	513	(304)	169	(473)
Acquisition-related items	(42)	73	(115)	1,988	(2,103)
Certain significant items	-	248	(248)	-	(248)
Eliminations and consolidations	(1,256)	(938)	(318)	-	(318)
AT&T Inc.	$44,827	$30,388	$14,439	$7,206	$7,233

March 31, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,355	$10,102	$7,253	$2,095	$5,158	$-	$5,158
Entertainment Group	11,431	8,811	2,620	1,310	1,310	(1)	1,309
Business Wireline	6,747	4,016	2,731	1,170	1,561	(1)	1,560
Total Communications	35,533	22,929	12,604	4,575	8,029	(2)	8,027
WarnerMedia	112	82	30	1	29	10	39
Latin America
Vrio	1,354	1,001	353	205	148	-	148
Mexico	671	803	(132)	127	(259)	-	(259)
Total Latin America	2,025	1,804	221	332	(111)	-	(111)
Xandr	337	50	287	1	286	-	286
Segment Total	38,007	24,865	13,142	4,909	8,233	$8	$8,241
Corporate and Other
Corporate	333	735	(402)	23	(425)
Acquisition-related items	-	67	(67)	1,062	(1,129)
Certain significant items	-	180	(180)	-	(180)
Eliminations and consolidations	(302)	(4)	(298)	-	(298)
AT&T Inc.	$38,038	$25,843	$12,195	$5,994	$6,201